CERTIFICATION PURSUANT TO SECTION 906 OF

                         THE SARBANES-OXLEY ACT OF 2002



In connection with the Certified Shareholder Report of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Registrant") on Form N-CSR for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 28, 2006                    /s/ Daniel S. McNamara
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                                           Daniel S. McNamara, President


Date: November 28, 2006                    /s/ David Hohmann
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                                           David Hohmann, Treasurer and Senior
                                           Vice President


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.